Exhibit 10.1

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of January 26, 2011 (the “Effective Date”) between GOOD TECHNOLOGY, INC., a Delaware corporation (“Good Technology”), VISTO CORPORATION, a Delaware corporation (“Holdings” and Good Technology, each a “Borrower” and collectively, the “Borrower”), SILICON VALLEY BANK, a California corporation (“Bank”), and, provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1	ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2	LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1 Revolving Advances.

(a) Availability. Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

(b) Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.2 Letters of Credit Sublimit.

(a) As part of the Revolving Line, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent amount utilized for the issuance of Letters of Credit shall at all times reduce the amount otherwise available for Advances under the Revolving Line. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the lesser of (A) Fifteen Million Dollars ($15,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the FX Reduction Amount.

(b) If, on the Revolving Line Maturity Date (or the effective date of any termination of this Agreement), there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to (i) 105% of the Dollar Equivalent of the face amount of all such Letters of Credit denominated in Dollars and (ii) 110% of the Dollar Equivalent of the face amount of all such Letters of Credit denominated in a Foreign Currency, in each case plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.

(c) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

(d) Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the Dollar Equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges).

(e) To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve (the “Letter of Credit Reserve”) under the Revolving Line in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

2.1.3 Foreign Exchange Sublimit. As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”) at least one FX Business Day after the contract date. The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times Fifteen Million Dollars ($15,000,000), minus (i) the sum of all outstanding principal amounts of any Advances, (ii) the sum of all amounts used for Cash Management Services, and (iii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve). FX Forward Contracts shall reduce the amount otherwise available for Credit Extensions under the Revolving Line by 10% of the Dollar Equivalent amount of all outstanding FX Forward Contracts (the “FX Reserve”). Any amounts needed to fully reimburse Bank for any amounts not paid by Borrower in connection with FX Forward Contracts will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.4 Cash Management Services Sublimit. Borrower may use the Revolving Line for Bank’s cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), in an aggregate amount not to exceed Fifteen Million Dollars ($15,000,000), minus (i) the sum of all outstanding principal amounts of any Advances, (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and (iii) the FX Reduction Amount. Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.5 Term Loan.

(a) Availability. Bank shall make one (1) term loan available to Borrower in an amount up to the Term Loan Amount on the Effective Date subject to the satisfaction of the terms and conditions of this Agreement.

(b) Repayment. Borrower shall repay the Term Loan in (i) at the option of Borrower elected in writing in the notice of borrowing provided by Bank, (x) forty-eight (48) equal installments of principal (the “48 Month

Amortization”); or (y) thirty-six (36) equal installments of principal (the “36 Month Amortization”), plus (ii) monthly payments of accrued interest (the “Term Loan Payment”). Beginning on the last day of the month following the month in which the Funding Date occurs, each Term Loan Payment shall be payable on the last day of each month. Borrower’s final Term Loan Payment shall include all outstanding principal and accrued and unpaid interest under the Term Loan plus the Final Payment Amount. Once repaid, the Term Loan may not be reborrowed.

2.2 Overadvances. If, at any time, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), plus (c) the FX Reserve (such sum being an “Overadvance”) exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.3 Payment of Interest on the Credit Extensions.

(a) Advances. Subject to Section 2.3(c), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the WSJ Prime Rate plus 1.50%, which interest shall be payable monthly in accordance with Section 2.3(f) below.

(b) Term Loan. Subject to Section 2.3(c), the principal amount outstanding under the Term Loan shall accrue interest at a fixed per annum rate equal to the WSJ Prime Rate plus 2.00%, which interest shall be payable monthly.

(c) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is three percentage points (3.00%) above the rate that is otherwise applicable thereto (the “Default Rate”) unless Bank otherwise elects from time to time in its sole discretion to impose a smaller increase. Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(d) Adjustment to Interest Rate. Changes to the interest rate of any Credit Extension based on changes to the WSJ Prime Rate shall be effective on the effective date of any change to the WSJ Prime Rate and to the extent of any such change.

(e) Debit of Accounts. Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

(f) Payment; Interest Computation. Interest is payable monthly on the last calendar day of each month and shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest, (i) all Payments received after 12:00 p.m. Pacific time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension.

2.4 Fees. Borrower shall pay to Bank:

(a) Commitment Fee. A fully earned, non refundable annual commitment fee in the amount of one half percent (0.5%) of the maximum Revolving Line payable on the Effective Date and each anniversary thereof; provided, that, as of the date hereof, Borrower has paid Bank the commitment fee for the first year;

(b) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, including, without limitation, a letter of credit fee of one and a quarter percent (1.25%) per annum of the Dollar Equivalent of the face amount of each Letter of Credit issued, upon the issuance of such Letter of Credit, each anniversary of the issuance during the term of such Letter of Credit, and upon the renewal of such Letter of Credit by Bank; and

(c) Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Facility Fee”), payable quarterly, in arrears, equal to the percentage set forth below per annum of the average unused portion of the Revolving Line, as determined by Bank. The unused portion of the Revolving Line, for the purposes of this calculation, shall exclude outstanding Letters of Credit. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder.

Quarterly Cash Flow from Billings	Unused Line Fee
> $1.00	0.30% per annum
< $1.00	0.50% per annum

(d) Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

2.5 Payments; Application of Payments.

(a) All payments (including prepayments) to be made by Borrower under any Loan Document shall be made in immediately available funds in U.S. Dollars, without setoff or counterclaim, before 12:00 p.m. Pacific time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

(b) All payments with respect to the Obligations may be applied in such order and manner as Bank shall determine in its sole discretion. Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

3	CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed original signatures to the Loan Documents;

(b) duly executed original signatures to the Control Agreement with Wells Fargo Bank, National Association;

(c) Borrower’s Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State of Delaware as of a date no earlier than thirty (30) days prior to the Effective Date;

(d) duly executed original signatures to the completed Borrowing Resolutions for each Borrower;

(e) the Subordination Agreement by and between Motorola, Inc. and Bank, together with the duly executed original signatures thereto;

(f) certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(g) the Perfection Certificates of each Borrower, together with the duly executed original signatures thereto;

(h) the stock certificate of Good Technology issued to Holdings, together with a duly executed assignment separate from certificate;

(i) evidence satisfactory to Bank that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses and cancellation notice to Bank (or endorsements reflecting the same) in favor of Bank;

(j) within 60 days of the Effective Date, the completion of the Initial Audit with results satisfactory to Bank in its sole and absolute discretion; and

(k) payment of the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2 Conditions Precedent to all Credit Extensions. Bank’s obligation to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a) except as otherwise provided in Section 3.5, timely receipt of an executed a Transaction Report;

(b) the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Transaction Report and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c) in Bank’s sole discretion, there has not been a Material Adverse Change.

3.3 Post-Closing Conditions. Unless otherwise provided in writing, Bank shall have received in form and substance satisfactory to Bank,

(a) within sixty (60) days of the Effective Date, a landlord’s consent in favor of Bank for 101 Redwood Shores Parkway, Redwood City, CA 94065, by the respective landlord thereof, together with the duly executed original signatures thereto; and

(b) within one hundred and twenty (120) days of the Effective Date, duly executed original signatures to the Control Agreement with Bank of America or Good Technology shall have closed account number 4426445834 at Bank of America.

3.4 Covenant to Deliver. Except as otherwise provided in Section 3.3, Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

3.5 Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of a Credit Extension set forth in this Agreement, to obtain a Credit Extension (other than Advances under Sections 2.1.2 or 2.1.4), Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Credit Extension. Together with such notification, Borrower must promptly deliver to Bank by electronic mail or facsimile a completed Transaction Report executed by a Responsible Officer or his or her designee. Bank shall credit Credit Extensions to the Designated Deposit Account. Bank may make Credit Extensions under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Credit Extensions are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee.

4	CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

4.2 Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

4.3 Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

5	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank completed certificates signed by each Borrower, entitled “Perfection Certificate.” Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete in all material respects (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 Collateral. Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Except as provided in Section 6.6, Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any, described in the Perfection Certificate delivered to Bank in connection herewith, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2.

5.3 Intellectual Property. Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate. Each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is it bound by, any Restricted License.

5.4 Accounts Receivable. For any Eligible Account in any Transaction Report, all statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing such Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. Whether or not an Event of Default has occurred and is continuing, Bank may notify any Account Debtor owing Borrower money of Bank’s security interest in such funds and verify the amount of such Eligible Account. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Transaction Report. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

5.5 Litigation. Except as set forth in the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than Two Hundred and Fifty Thousand Dollars ($250,000), individually or in the aggregate.

5.6 Adjustments to Unaudited Financial Statements; GAAP Reporting. Borrower believes that, as a result of Borrower’s financial statements not having been audited since 2003 and Borrower’s re-examination of its financial statements and records for the years 2008, 2009 and 2010, adjustments to its unaudited financial statements will occur. Borrower’s balance sheet and income statement projections presented to Bank by Borrower have been modified to reflect cash flows and do not represent GAAP accounting. After June 30, 2011, all of Borrower’s audited and unaudited financial statements and projections presented to Bank shall be in accordance with GAAP, however Borrower will also present to Bank versions of such statements and projections that are modified to reflect cash flows and consistent with prior statements and projections.

5.7 Financial Statements; Financial Condition. Subject to Sectio 5.6, all consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations subject to normal year end adjustments. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.8 Solvency. The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.9 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Government Authorities that are necessary to continue their respective businesses as currently conducted.

5.10 Subsidiaries; Investments. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.11 Tax Returns and Payments; Pension Contributions. Except as set forth in the Perfection Certificate, Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien.” Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.12 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general corporate expenditures, including, but not limited to, Borrower’s pending state tax liability, and not for personal, family, household or agricultural purposes.

5.13 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.14 Definition of “Knowledge.” For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

6	AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which would reasonably be expected to have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of its property.

6.2 Financial Statements, Reports, Certificates. Provide Bank with the following:

(a) Transaction Reports. Weekly, aged listings of accounts receivable, accounts payable (by invoice date), a deferred revenue report, a sales journal and a collection journal (collectively, the “Transaction Reports”); provided that during a Streamline Period, Transaction Reports shall be delivered within thirty (30) days after the last day of each month;

(b) Monthly Financial Statements. As soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Holdings and its Subsidiary’s operations for such month certified by a Responsible Officer and in a form acceptable to Bank (the “Monthly Financial Statements”);

(c) Monthly Compliance Certificate. Within thirty (30) days after the last day of each month and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request;

(d) Annual Audited Financial Statements. As soon as available, but no later than one hundred and eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion; provided, that the audited consolidated financial statements for 2008, 2009 and 2010 shall be delivered not later than August 31, 2011;

(e) Other Statements. Within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt;

(f) Legal Action Notice. A prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, Two Hundred and Fifty Thousand Dollars ($250,000) or more;

(g) Projections. Within sixty (60) days after the end of each fiscal year of Borrower, or more frequently if such material is materially updated by Borrower, annual operating budges and projections; and

(h) Other Financial Information. Budgets, sales projections, operating plans and other financial information reasonably requested by Bank.

6.3 Accounts Receivable.

(a) Schedules and Documents Relating to Accounts. Borrower shall deliver to Bank transaction reports and schedules of collections, as provided in Section 6.2, on Bank’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Bank’s Lien and other rights in all of Borrower’s Accounts, nor shall Bank’s failure to advance or lend against a specific Account affect or limit Bank’s Lien and other rights therein. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank’s request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Bank, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos.

(b) Disputes. Borrower shall promptly notify Bank of all disputes or claims relating to Accounts. Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm’s-length transactions, and reports the same to Bank in the regular reports provided to Bank; (ii) no Event of Default has occurred and is continuing; and (iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Advances will not exceed the lesser of the Revolving Line or the Borrowing Base.

(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until an Event of Default has occurred and is continuing. Bank shall require that all proceeds of Accounts be deposited by Borrower into a lockbox account, or such other “blocked account” as specified by Bank, pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment. At all times other than during a Streamline Period, funds will transfer daily from such lockbox to pay down outstanding Advances. Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to an account maintained with Bank to be applied (i) prior to an Event of Default, pursuant to the terms of Section 2.5(b) hereof, and (ii) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof.

(d) Returns. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any material Inventory to Borrower, Borrower shall promptly (i) determine the reason for such return, (ii) issue a credit memorandum to the Account Debtor in the appropriate amount, and (iii) provide a copy of such credit memorandum to Bank, upon request from Bank. In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall immediately promptly notify Bank of the return of the Inventory.

(e) Verification. Bank may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Bank or such other name as Bank may choose.

(f) No Liability. Bank shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Bank be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Bank from liability for its own gross negligence or willful misconduct.

(g) Remittance of Proceeds. Except as otherwise provided in Section 6.3(c), deliver, in kind, all proceeds arising from the disposition of any Collateral to Bank in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations (1) prior to an Event of Default, pursuant to the terms of Section 2.5(b) hereof, and (2) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Bank the proceeds of the sale of surplus, worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of Two Hundred and Fifty Thousand Dollars ($250,000) or less (for all such transactions in any fiscal year). Borrower agrees that it will maintain all proceeds of Collateral in an account maintained with Bank. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement

6.4 Taxes; Pensions; Withholding. Timely file, and require each of its Subsidiaries to timely file all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.11 hereof, and shall deliver to Bank, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

In the event any payments are received by Bank from Borrower pursuant to this Agreement, such payments will be made subject to applicable withholding for any Taxes. Notwithstanding the foregoing, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any such deduction or withholding of Indemnified Taxes from any such payment or other sum payment hereunder to Bank, the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required deduction or withholding of Indemnified Taxes, Bank receives a net sum equal to the sum which it would have received had no deductions or withholding of Indemnified Taxes been required, and Borrower shall pay the full amount deducted or withheld to the relevant Governmental Authority. Borrower will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower has made such withholding payment; provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate proceedings and as to which payment in full is bonded or reserved against by Borrower. The agreements and obligations of Borrower contained in this provision shall survive the termination of this Agreement.

6.5 Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry, stage of development and location and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as the sole lender loss payee and waive subrogation against Bank. All liability policies shall show, or have endorsements showing, Bank as an additional insured and Borrowers shall provide Bank at least five (5) days written notice before terminating or cancelling coverage under the liability policies. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer shall give Bank at least twenty (20) days notice before canceling, materially amending, or declining to renew its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations.

6.6 Operating Accounts.

(a) Maintain its primary operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates. Borrower shall ensure that all collections of Accounts owed by Account Debtors are paid directly from such Account Debtors into a lockbox maintained at Bank. Bank acknowledges that Borrower may maintain foreign currency denominated accounts, not in excess of $2,000,000, in jurisdictions outside the United States with financial institutions unaffiliated with Bank.

(b) Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank; provided, that, Holdings shall not be required to deliver a Control Agreement with respect to account number 6299431285 and account number 22555400 maintained at Wells Fargo Bank, National Association, provided that the funds in such account are used solely to secure office furniture of Borrowers and the settlement regarding Altexia. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.7 Financial Covenants. Maintain at all times, to be tested as of the last day of each fiscal quarter on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Liquidity. Unrestricted cash and Cash Equivalents plus Committed Availability (“Liquidity”) of at least $8,000,000.

(b) Performance to Plan. Commencing with the fiscal quarter ending December 31, 2010, Borrower’s quarterly minimum Cash Flow from Billings for such period shall not be less than the amount set forth below, excluding the effect of a one-time charge for discontinued operations, product lines or branches of Visto BDL not to exceed $2,000,000.

Period End	Performance Covenant
December 31, 2010	($4,000,000)
March 31, 2011	($3,000,000)
June 30, 2011	($1,000,000
September 30, 2011 and each fiscal quarter thereafter	$3,000,000

(c) Capital Expenditures. Borrower’s capital expenditures shall not exceed $4,000,000 per annum.

6.8 Protection and Registration of Intellectual Property Rights. Protect, defend and maintain the validity and enforceability of Borrower’s Intellectual Property; (ii) promptly advise Bank in writing of infringements of its Intellectual Property that become known to the Borrower and that would reasonably be expected to result in a material adverse effect on Borrower (Borrower acknowledges that the contents of any such notice may be limited as necessary, upon advice of counsel, to protect the attorney client privilege); and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.

6.9 Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank upon reasonable notice and at such times as would not unduly disrupt the operation of Borrower’s business, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.10 Access to Collateral; Books and Records. Allow Bank, or its agents, at reasonable times, on three (3) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), to inspect the Collateral and audit and copy Borrower’s Books. Such inspections or audits shall be conducted no more often than two times every twelve (12) months unless an Event of Default has occurred and is continuing. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedule the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.11 Further Assurances. Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

6.12 Material Subsidiaries. From time to time, upon request by Bank, Borrower shall promptly cause any Subsidiary determined by Bank to be a material Subsidiary to become a Borrower or Guarantor hereunder, as selected by Bank, and to grant to Bank a first priority perfected security in the assets owned by such Subsidiary to secure such obligation; provided that, in the case of foreign Subsidiaries, the duties and obligations imposed under this Section 6.13 in connection with such foreign Subsidiary becoming a Borrower or Guarantor, as the case may be, shall not exceed those imposed on existing foreign Borrowers or foreign Guarantors, as applicable, unless such additional duties and obligations would not have a material adverse tax consequence Borrower.

7	NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent which, with respect to Section 7.3, shall not be unreasonably withheld or delayed:

7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn out or obsolete Equipment; and (c) in connection with Permitted Liens and Permitted Investments; and (d) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States.

7.2 Changes in Business, Management, Ownership, Control], or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) suffer, or permit any Subsidiary to suffer, any Change in Control.

Without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than $250,000 in Borrower’s assets or property) or deliver any portion of the Collateral valued, individually or in the aggregate, in excess of $250,000 to a bailee at a location other than to a bailee and at a location already disclosed in the Perfection Certificate, (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate, in excess of $250,000 to a bailee, and Bank and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Bank, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Bank in its sole discretion.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.6(b) hereof.

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock (other than repurchases of common stock in an aggregate amount not to exceed $250,000 per year, from former employees and consultants pursuant to stock repurchase agreements); or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company,” under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8	EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6, 6.7, 6.10 or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary) on deposit or otherwise maintained with Bank or any Bank Affiliate, or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any material part of its business;

8.5 Insolvency. (a) A Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Two Hundred and Fifty Thousand Dollars ($250,000) that continues after any applicable cure period; or (b) any default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business;

8.7 Judgments. One or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred and Fifty Thousand Dollars ($250,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and the same are not, within ten (10) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the discharge, stay, or bonding of such judgment, order, or decree);

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made (it being understood by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results); or

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or the Subordination Agreement.

9	BANK’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. While an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) demand that Borrower (i) deposit cash with Bank in an amount equal to 110% of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d) terminate any FX Forward Contracts;

(e) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, notify any Person owing Borrower money of Bank’s security interest in such funds, and verify the amount of such account;

(f) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge,

Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i) place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j) demand and receive possession of Borrower’s Books; and

(k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2 Power of Attorney. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank’s foregoing appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

9.3 Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds. If an Event of Default has occurred and is continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5 Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6 No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10	NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Bank or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Good Technology, Inc. or Visto Corporation
101 Redwood Shoares Parkway, Suite 400
Redwood City, CA 94065-1180
Attn: David Russian
Fax: (650) 622-9591

If to Bank:	Silicon Valley Bank
555 Mission Street, Suite 900
San Francisco, CA 94105
Attn: Mike Meier
Fax: (415) 615-0076

11	CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12	GENERAL PROVISIONS

12.1 Termination Prior to Revolving Line Maturity Date. The Revolving Line may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. Notwithstanding any such termination, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a Revolving Line Termination Fee.

12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms of the Warrant).

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or expenses

(including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower contemplated by the Loan Documents (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6 Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.

12.7 Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.3 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.10 Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) disclosed to Bank by a third party if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use the confidential information for reporting purposes and the development and distribution of databases and market analyses so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly prohibited by Borrower. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.11 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.12 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.13 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.14 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.15 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.16 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

13	DEFINITIONS

13.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“36 Month Amortization” is defined in Section 2.1.5(b).

“48 Month Amortization” is defined in Section 2.1.5(b).

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Advance” or “Advances” means an advance (or advances) under the Revolving Line.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, minus (c) the FX Reserve, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances.

“Bank” is defined in the preamble hereof.

“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower or any other Credit Party.

“Bankruptcy-Related Defaults” is defined in Section 9.1.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is (i) 80% of Eligible Accounts and Eligible Foreign Accounts and (ii) commencing September 1, 2011, not in excess of $2,000,000 in Accounts that would otherwise be ineligible based on subsection (i) of the definition of Eligible Accounts shall be included in the Borrowing Base without an Assignment of Claims if Borrower’s Liquidity is greater than $15,000,000, in each case as determined by Bank from Borrower’s most recent Transaction Report; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Borrowing Resolutions” are, with respect to any Person, those resolutions substantially in the form attached hereto as Exhibit D and delivered by such Person to Bank approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its Secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Bank may conclusively rely on such certificate unless and until such Person shall have delivered to Bank a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Cash Flow from Billings” means actual total billings to customers during a specific accounting period (e.g., month, quarter, year), less cost of billings, operating expenses, other expense (net of other income) and provision for income taxes. Billings are defined as the value of invoices charged to customers for software licenses, maintenance, subscription fees and any other service or charges less any returns from customers. Cost of billings, operating expenses, other expenses net of other income are defined as those expenses, or other income, that should be expenses, or netted against other expense, in accordance with GAAP excluding non cash stock compensation expense (FAS 123R), non cash gains and losses from discontinued operations, product lines, branches or subsidiaries, non cash losses from impairment of assets and non cash gains and losses from foreign currency translations. Provision for income taxes will be calculated based on estimated taxable income that may or may not equate to each flow billing.

“Cash Management Services” is defined in Section 2.1.4.

“Change in Control” means any event, transaction, or occurrence as a result of which (a) any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of Borrower, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Borrower, representing twenty-five percent (25%) or more of the combined voting power of Borrower’s then outstanding securities; or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election by the Board of Directors of Borrower was approved by a vote of not less than two-thirds of the directors then still in office who either were directions at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Committed Availability” means, as the date of determination, an amount equal to the Revolving Line minus all outstanding Credit Extensions.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Advance, Equipment Advance, Letter of Credit, Term Loan, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

“Credit Party” means each Borrower, and each of their Subsidiaries.

“Default Rate” is defined in Section 2.3(c).

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Holdings’ deposit account, account number 3300748436, maintained with Bank.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia.

“Effective Date” is defined in the preamble hereof.

“Eligible Accounts” means Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.4. Bank reserves the right at any time after the Effective Date to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank otherwise agrees in writing, Eligible Accounts shall not include:

(a)	Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(b)	Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms, except for Vodafone, which shall be ineligible when aged over 120 days past invoice date;

(c)	Accounts with credit balances over ninety (90) days from invoice date;

(d)	Accounts owing from an Account Debtor, in which fifty percent (50%) or more of the Accounts have not been paid within ninety (90) days of invoice date;

(e)	Accounts owing from an Account Debtor which does not have its principal place of business in the United States or Canada unless such accounts are Eligible Foreign Accounts;

(f)	Accounts billed and/or payable outside of the United States unless Bank has a first priority, perfected security interest or other enforceable Lien in such Accounts under all applicable laws, including foreign laws (sometimes called foreign invoiced accounts);

(g)	Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts).

(h)	Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing or with respect to Vodafone that has a concentration limit is 40%;

(i)	Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(j)	Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed,” “sale or return,” “sale on approval,” or other terms if Account Debtor’s payment may be conditional;

(k)	Accounts owing from an Account Debtor that has not been invoiced or where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(l)	Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(m)	Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(n)	Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(o)	Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank; Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(p)	Accounts for which the Account Debtor has not been invoiced;

(q)	Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(r)	Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond 90 days;

(s)	Accounts arising from chargebacks, debit memos or others payment deductions taken by an Account Debtor (but only to the extent the chargeback is determined invalid and subsequently collected by Borrower);

(t)	Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(u)	Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and

(v)	Accounts for which Bank in its good faith business judgment determines collection to be doubtful, including, without limitation, accounts represented by “refreshed” or “recycled” invoices.

“Eligible Foreign Accounts” are Vodafone, T-Mobile UK, Telestra and Citigroup UK, with additional account debtors to be considered by Bank on a case-by-case basis.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Final Payment Amount” is (i) if Borrower chooses the 48 Month Amortization, $210,000; and (ii) if Borrower chooses the 36 Month Amortization, $165,000.

“Foreign Currency” means lawful money of a country other than the United States.

“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“FX Business Day” is any day when (a) Bank’s Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.

“FX Forward Contract” is defined in Section 2.1.3.

“FX Reduction Amount” is defined in Section 2.1.3.

“FX Reserve” is defined in Section 2.1.3.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any present or future guarantor of the Obligations.

“Holdings” is defined in the preamble to the Agreement.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.2.

“Initial Audit” is Bank’s inspection of Borrower’s Accounts, the Collateral, and Borrower’s Books with results satisfactory to Bank in its sole and absolute discretion.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a)	its Copyrights, Trademarks and Patents;

(b)	any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c)	any and all source code;

(d)	any and all design rights which may be available to a Borrower;

(e)	any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f)	all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person. For the avoidance of doubt, funding for normal operations shall not be construed as Investments.

“Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.

“Letter of Credit Application” is defined in Section 2.1.2(b).

“Letter of Credit Reserve” has the meaning set forth in Section 2.1.2(e).

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Liquidity” is defined in Section 6.7(a).

“Loan Documents” are, collectively, this Agreement, the Perfection Certificates, the Motorola Subordination Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Monthly Financial Statements” is defined in Section 6.2(b).

“Motorola Subordination Agreement” is that certain Subordination Agreement by and between Bank and Motorola dated as of the date hereof

“Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a)	Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b)	Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c)	Subordinated Debt;

(d)	unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e)	Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f)	Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder;

(g)	Indebtedness of Borrower to any Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of Borrower (provided that the primary obligations are not prohibited hereby), and Indebtedness of any Subsidiary to Borrower in an aggregate principal amount not to exceed Two Hundred and Fifty Thousand Dollars ($250,000);

(h)	other Indebtedness not otherwise permitted by Section 7.4 not exceeding One Hundred Thousand Dollars ($100,000) in the aggregate outstanding at any time; and

(i)	extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (h) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a)	Investments (including, without limitation, Subsidiaries) existing on the Effective Date and shown on the Perfection Certificate and;

(b)	Investments consisting of Cash Equivalents;

(c)	Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d)	Investments consisting of deposit accounts in which Bank has a perfected security interest;

(e)	Investments accepted in connection with Transfers permitted by Section 7.1;

(f)	Investments (i) by Borrower in Subsidiaries not to exceed Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year;

(g)	Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors;

(h)	Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(i)	Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (i) shall not apply to Investments of Borrower in any Subsidiary;

(j)	joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year; and

(k)	other Investments not otherwise permitted by Section 7.7 not exceeding One Hundred Thousand Dollars ($100,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a)	Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b)	Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c)	purchase money Liens (i) on Equipment (other than Financed Equipment) acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate amount outstanding, or (ii) existing on Equipment (other than Financed Equipment) when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d)	Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Two Hundred and Fifty Thousand Dollars ($250,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e)	Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f)	Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g)

leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another

Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest therein;

(h)	non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States;

(i)	Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7; and

(j)	Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit and/or securities accounts.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other. Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral.

“Revolving Line” is an Advance or Advances in an amount equal to Fifteen Million Dollars ($15,000,000).

“Revolving Line Maturity Date” is January 26, 2013.

“Revolving Line Termination Fee” is in an amount equal to two percent (2.0%) of outstanding obligations under the Revolving Line if the Revolving Line is terminated on or before the first anniversary of the Effective Date and one and a half percent (1.50%) of outstanding obligations under the Revolving Line if the Revolving Line is terminated thereafter.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Settlement Date” is defined in Section 2.1.3.

“Streamline Period” is where Borrower’s Liquidity is greater than or equal to $15,000,000 or obligations outstanding under the Revolving Line, including all sublimits, is equal to or less than 50% of the BorrOwing Base.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority Of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“Term Loan” is a loan made by Bank pursuant to the terms of Section 2.1.5 hereof.

“Term Loan Amount” is an amount equal to Six Million Dollars ($6,000,000).

“Term Loan Payment” is defined in Section 2.1.5(b).

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transaction Report” is that certain report of transactions and schedule of collections in the form l attached hereto as Exhibit C.

“Unused Revolving Line Facility Fee” is defined in Section 2.4(c).

“WSJ Prime Rate” is the rate most recently announced as the “prime rate” in the Money Rates section of The Wall Street Journal.

[Remainder of page intentionally left blank - Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

GOOD TECHNOLOGY, INC., a Delaware corporation

By	/s/ King R. Lee
Name:	King R. Lee
Title:	CEO

VISTO CORPORATION, a Delaware corporation

By	/s/ King R. Lee
Name:	King R. Lee
Title:	CEO

BANK:

SILICON VALLEY BANK

By	/s/ Mike Meier
Name:	Mike Meier
Title:	Relationship Manager

[Signature page to Loan and Security Agreement]

EXHIBIT A — COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.

Pursuant to the terms of a certain negative pledge arrangement with Bank set forth in Section 7.5 of the Loan, Borrower has agreed not to encumber any of its Intellectual Property without Bank’s prior written consent.

A-1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:

The undersigned authorized officer of each of Good Technology, Inc. and Visto Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes No
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Projections	FYE within 60 days	Yes No

Financial Covenant	Required		Actual	Complies
Maintain on a Quarterly Basis:
Liquidity of at least $8,000,000	> $	8,000,000	$	Yes No
Performance to Plan (See Section 6.7(b))			$	Yes No
Annual Capital Expenditures not to exceed $4,000,000	> $	4,000,000	$	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY, INC.	BANK USE ONLY

Received by:
By		AUTHORIZED SIGNER
Name:
Title	Date:

Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

VISTO CORPORATION

By
Name:
Title

SCHEDULE I TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.	Liquidity (Section 6.7(a))

Required: Liquidity of at least $8,000,000.

Actual:

A.	Unrestricted cash and Cash Equivalents	$

B.	Committed Availability	$

C.	Liquidity (line A plus line B)	$

Is line C equal to or greater than $8,000,000?

	No, not in compliance`	Yes, in compliance

II.	Performance to Plan (Section 6.7(b))

Required: Commencing with the fiscal quarter ending December 31, 2010, quarterly minimum Cash Flow from Billings for such period shall not be less than the amount set forth below.

Period End	Performance Covenant
December 31, 2010	($4,000,000)
March 31, 2011	($3,000,000)
June 30, 2011	($1,000,000)
September 30, 2011 and each fiscal quarter thereafter	$3,000,000

Actual:

A.	Cash Flow from Billings	$

Is the value of line A equal to or greater than the amount set forth above?

	No, not in compliance	Yes, in comopliance

III.	Capital Expenditures (Section 6.7(c))

Required: Capital expenditures shall not exceed $4,000,000 per annum.

Actual:

A.	Capital expenditures	$

Is the value of lines A equal to or less than the amount set forth above?

No, not in compliance	Yes, in compliance

EXHIBIT C

Transaction Report

C-1

EXHIBIT D

[FORM OF] CORPORATE BORROWING CERTIFICATE

BORROWER:	Date:
BANK: Silicon Valley Bank

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the state of Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 1 above. Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Silicon Valley Bank (“Bank”).

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances; promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

D-1

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                          of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

                    [print title]

By:
Name:
Title:

D-2

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of July, 2011, by and among GOOD TECHNOLOGY, INC., a Delaware corporation (“Good Technology”), VISTO CORPORATION, a Delaware corporation (“Holdings”, and Good Technology, each a “Borrower” and collectively, the “Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 26, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower and Bank desire that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Borrower and Bank are willing to amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Amendments to Loan Agreement.

1.1 Section 2.1.6 (Term Loan B). A new Section 2.1.6 is hereby added to the Loan Agreement following Section 2.1.5 of the Loan Agreement, as follows:

“2.1.6	Term Loan B.

(a) Availability. During the Term B Draw Period, Bank shall make available to Borrower Term Loan B Advances in an aggregate amount of up to the Term Loan B Amount in minimum increments of $1,000,000 subject to the satisfaction of the terms and conditions of this Agreement.

(b) Repayment. Borrower shall repay the Term Loan B in (i) at the option of Borrower elected in writing in the notice of borrowing provided to Bank,

1

(x) forty-eight (48) equal installments of principal (the “Term B 48 Month Amortization”); or (y) thirty-six (36) equal installments of principal (the “Term B 36 Month Amortization”), plus (ii) monthly payments during the selected amortization period of either 48 months or 36 months of accrued interest (the “Term B Term Loan Payment”). Beginning on the last day of the month following the month in which the Funding Date occurs, each Term Loan B Payment shall be payable on the last day of each month. Borrower’s final Term Loan B Payment shall include all outstanding principal and accrued and unpaid interest under the Term Loan B plus the Term B Final Payment Amount. Once repaid, the Term Loan B may not be reborrowed.”

1.2 Section 2.3 (Payment of Interest on the Credit Extensions). Subsection (b) of Section 2.3 of the Loan Agreement is amended and restated in its entirety, as follows:

“(b) Term Loan and Term Loan B. Subject to Section 2.3(c), the principal amount outstanding under the Term Loan and the Term Loan B shall accrue interest at a fixed per annum rate equal to the WSJ Prime Rate plus 2.00%, such interest rate to be fixed as of the applicable Funding Date, which interest shall be payable monthly.”

1.3 Section 6.2 (Financial Statements, Reports, Certificates). Subsection (d) of Section 6.2 of the Loan Agreement is amended and restated in its entirety, as follows:

“(d) Annual Audited Financial Statements. As soon as available, but no later than one hundred and eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion; provided, that the audited consolidated financial statements for 2008, 2009 and 2010 shall be delivered not later than September 30, 2011;”

1.4 Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is amended and restated in its entirety, as follows:

“6.7 Financial Covenants. Maintain at all times, to be tested as of the last day of each fiscal quarter on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Liquidity. Unrestricted cash and Cash Equivalents plus the Availability Amount (“Liquidity”) of at least $10,000,000.

(b) Performance to Plan. Commencing with the fiscal quarter ending December 31, 2010, Borrower’s quarterly minimum Cash Flow from Billings for such period shall not be less than the amount set forth below, excluding the effect of a

2

one-time charge for discontinued operations, product lines or branches of Visto BDL not to exceed $2,000,000.

Period End	Performance Covenant

December 31, 2010	($4,000,000)

March 31, 2011	($3,000,000)

June 30, 2011 and each fiscal quarter thereafter	$3,000,000

(c) Capital Expenditures. Borrower’s capital expenditures shall not exceed $9,000,000 per annum.”

1.5 Section 13.1 (Definitions). The following definitions in Section 13.1 of the Loan Agreement are hereby amended, as follows:

““Revolving Line Termination Fee” is $225,000.”

““Credit Extension” is any Advance, Equipment Advance, Letter of Credit, Term Loan, Term Loan B, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.”

1.6 Section 13.1 (Definitions). The following definitions are hereby added to Section 13.1 of the Loan Agreement in its appropriate alphabetical order, as follows:

““Term B 36 Month Amortization” is defined in Section 2.1.6(b).”

““Term B 48 Month Amortization” is defined in Section 2.1.6(b).”

““Term B Draw Period” is [insert date of Amendment No. 1] through December 31, 2011.”

““Term B Final Payment Amount” is (i) if Borrower chooses the Term B 48 Month Amortization, 3.50% of each Term Loan B Advance; and (ii) if Borrower chooses the Term B 36 Month Amortization, 2.75% of each Term Loan B Advance.”

““Term Loan B” is a loan made by Bank pursuant to the terms of Section 2.1.6 hereof.”

““Term Loan B Advances” means any Term Loan B funds advanced under this Agreement.

3

““Term Loan B Amount” is an amount equal to Eight Million Dollars ($8,000,000).”

““Term Loan B Payment” is defined in Section 2.1.6(b)”

1.7 Section 13.1 (Definitions). The definition of “Committed Availability” is hereby deleted from Section 13.1 of the Loan Agreement.

1.8 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

2.	Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.      Representations and Warranties. To induce SVB to enter into this Amendment, each Borrower hereby represents and warrants to SVB as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to SVB; and (ii) payment by Borrower of all Bank Expenses.

[Signatures on next page.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

GOOD TECHNOLOGY, INC.
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

VISTO CORPORATION
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

SILICON VALLEY BANK,
a California banking corporation

By:	/s/ Mike Meier
Name:	Mike Meier
Title:	Relationship Manager

B-1

Exhibit A

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Good Technology, Inc. and Visto Corporation

The undersigned authorized officer of each of Good Technology, Inc. and Visto Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes No

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

(FYE 2008, 2009 & 2010 due 9/30/11)

Projections	FYE within 60 days	Yes No

Financial Covenant	Required		Actual	Complies
Maintain on a Quarterly Basis:
Liquidity of at least $10,000,000		$10,000,000	$	Yes No
Performance to Plan (See Section 6.7(b))			$	Yes No
Annual Capital Expenditures not to exceed $9,000,000	≤	$9,000,000	$	Yes No

B-2

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY, INC.	BANK USE ONLY

Received by:
By		AUTHORIZED SIGNER
Name:
Title	Date:

Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

VISTO CORPORATION

By
Name:
Title

B-3

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I. Liquidity (Section 6.7(a))

Required: Liquidity of at least $10,000,000.

Actual:

A.	Unrestricted cash and Cash Equivalents		$

B.	Availability Amount		$

C.	Liquidity (line A plus line B)		$

Is line C equal to or greater than $10,000,000?

	No, not in compliance	Yes, in compliance

II. Performance to Plan (Section 6.7(b))

Required: Commencing with the fiscal quarter ending December 31, 2010, quarterly minimum Cash Flow from Billings for such period shall not be less than the amount set forth below.

Period End	Performance Covenant
December 31, 2010	($4,000,000)
March 31, 2011	($3,000,000)
June 30, 2011 and each fiscal quarter thereafter	$3,000,000

Actual:

A.	Cash Flow from Billings		$
Is the value of line A equal to or greater than the amount set forth above?
	No, not in compliance	Yes, in compliance

4

III. Capital Expenditures (Section 6.7(c))

Required: Capital expenditures shall not exceed $9,000,000 per annum.

Actual:

A.	Capital expenditures		$
Is the value of lines A equal to or less than $9,000,000?
	No, not in compliance	Yes, in compliance

5

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 to Loan and Security Agreement (this “Amendment”) is entered into this 12 day of October, 2011, by and among GOOD TECHNOLOGY, INC., a Delaware corporation (“Good Technology”), VISTO CORPORATION, a Delaware corporation (“Holdings”, and Good Technology, each a “Borrower” and collectively, the “Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 26, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower and Bank desire that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 2.1 (Promise to Pay). Section 2.1.3 (Foreign Exchange Sublimit) and Section 2.1.4 (Cash Management Services Sublimit) of the Loan Agreement are hereby deleted in their entirety.

1.2 Section 2.1.2 (Letters of Credit Sublimit). Section 2.1.2(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a) As part of the Revolving Line, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent amount utilized for the issuance of Letters of Credit shall at

1

all times reduce the amount otherwise available for Advances under the Revolving Line. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the lesser of (A) Fifteen Million Dollars ($15,000,000) or (B) the lesser of Revolving Line or the Borrowing Base, minus the sum of all outstanding principal amounts of any Advances.

1.3 Section 2.2 (Overadvances). Section 12.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.2 Overadvances. If, at any time, the sum of (a) the outstanding principal amount of any Advances, plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) (such sum being an “Overadvance”) exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.”

1.4 Section 4.1 (Grant of Security Interest). The following paragraph is added after the current provisions in Section 4.1 as follows:

“Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Bank’s Lien in this Agreement). Borrower agrees that, unless otherwise agreed in a writing signed by Bank and Borrower (a) the security interest granted herein by Borrower shall survive the termination of this Agreement and shall terminate only upon the termination of all Bank Services Agreements.”

1.5 Section 6.2 (Financial Statements, Reports, Certificates). Subsection (d) of Section 6.2 of the Loan Agreement is amended and restated in its entirety, as follows:

“(d) Annual Audited Financial Statements. As soon as available, but no later than one hundred and eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion; provided, that the audited consolidated financial statements for 2008, 2009 and 2010 shall be delivered not later than November 30, 2011;”

2

1.6 Section 6.7 (Financial Covenants). Section 6.7(c) of the Loan Agreement is amended and restated in its entirety, as follows:

“(c) Capital Expenditures. Borrower’s capital expenditures shall not exceed $12,000,000 per annum.”

1.7 Section 12.7 (Survival). Section 12.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“12.7 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. The grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements, and the obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.”

1.8 Section 13.1 (Definitions). The following definitions in Section 13.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, and minus (c) the outstanding principal balance of any Advances.”

““Credit Extension” is any Advance, Equipment Advance, Letter of Credit, Term Loan, Term Loan B or any other extension of credit by Bank for Borrower’s benefit.”

““Loan Documents” are, collectively, this Agreement, the Perfection Certificates, the Motorola Subordination Agreement, any Bank Services Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.”

““Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”

3

1.9 Section 13.1 (Definitions). The following definitions are hereby added to Section 13.1 of the Loan Agreement in its appropriate alphabetical order, as follows:

““Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).”

““FX Forward Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.”

1.10 Section 13.1 (Definitions). The following definitions in Section 13.1 of the Loan Agreement are deleted in their entirety:

“Cash Management Services”

“Cash Management Services Sublimit”

“FX Business Day”

“FX Reduction Amount”

“FX Reserve”

“Settlement Date”

1.11 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

2. Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

4

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce SVB to enter into this Amendment, each Borrower hereby represents and warrants to SVB as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy,

5

insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to SVB; and (ii) payment by Borrower of all Bank Expenses.

[Signatures on next page.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

GOOD TECHNOLOGY, INC.
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

VISTO CORPORATION
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

SILICON VALLEY BANK,
a California banking corporation

By:	/s/ Mike Meier
Name:	Mike Meier
Title:	Relationship Manager

B-1

Exhibit A

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Good Technology, Inc. and Visto Corporation

The undersigned authorized officer of each of Good Technology, Inc. and Visto Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes No

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

(FYE 2008, 2009 & 2010 due 11/30/11)

Projections	FYE within 60 days	Yes No

Financial Covenant	Required		Actual	Complies
Maintain on a Quarterly Basis:
Liquidity of at least $10,000,000		$10,000,000	$	Yes No
Performance to Plan (See Section 6.7(b))			$	Yes No
Annual Capital Expenditures not to exceed $12,000,000	≤	$12,000,000	$	Yes No

B-2

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY, INC.	BANK USE ONLY

Received by:
By		AUTHORIZED SIGNER
Name:
Title	Date:

Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

VISTO CORPORATION

By
Name:
Title

B-3

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I. Liquidity (Section 6.7(a))

Required: Liquidity of at least $10,000,000.

Actual:

A.	Unrestricted cash and Cash Equivalents		$

B.	Availability Amount		$

C.	Liquidity (line A plus line B)		$

Is line C equal to or greater than $10,000,000?

	No, not in compliance	Yes, in compliance

II. Performance to Plan (Section 6.7(b))

Required: Commencing with the fiscal quarter ending December 31, 2010, quarterly minimum Cash Flow from Billings for such period shall not be less than the amount set forth below.

Period End	Performance Covenant
December 31, 2010	($4,000,000)
March 31, 2011	($3,000,000)
June 30, 2011 and each fiscal quarter thereafter	$3,000,000

Actual:

A.	Cash Flow from Billings		$
Is the value of line A equal to or greater than the amount set forth above?
	No, not in compliance	Yes, in compliance

4

III. Capital Expenditures (Section 6.7(c))

Required: Capital expenditures shall not exceed $12,000,000 per annum.

Actual:

A.	Capital expenditures		$
Is the value of lines A equal to or less than $12,000,000?
	No, not in compliance	Yes, in compliance

5

AMENDMENT NO. 3

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 to Loan and Security Agreement (this “Amendment”) is entered into this 29th day of June, 2012, by and among GOOD TECHNOLOGY, INC., a Delaware corporation (“Good Technology”), VISTO CORPORATION, a Delaware corporation (“Holdings”, and Good Technology, each a “Borrower” and collectively, the “Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 26, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower and Bank desire that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 2.1.7 (Term Loan C). A new Section 2.1.7 is hereby added to the Loan Agreement following Section 2.1.6 of the Loan Agreement, as follows:

“(a) Availability. During the Term C Draw Period, Bank shall make available to Borrower Term Loan C Advances in an aggregate amount of up to the Term Loan C Amount subject to the satisfaction of the terms and conditions of this Agreement. Each Term Loan C Advance shall be not less than $1,000,000.”

“(b) Repayment. Borrower shall repay the Term Loan C in (i) at the option of Borrower elected in writing in the notice of borrowing provided to Bank, (x) forty-eight (48) equal installments of principal (the “Term C 48 Month Amortization”); or (y) thirty-six (36) equal installments of principal (the “Term C 36 Month Amortization”), plus (ii) monthly payments during the selected amortization period of either 48 months or 36 months of accrued interest (the “Term C Loan Payment”). Beginning on the last day of the month following the month in which the Funding Date occurs, each Term Loan C Payment shall be payable on the last day of each month. Borrower’s final Term Loan C Payment shall include all outstanding principal and accrued and unpaid interest under the Term Loan C plus the Term C Final Payment Amount. Once repaid, the Term Loan C may not be reborrowed.”

1.2 Section 2.3 (Payment of Interest on the Credit Extensions). Subsection (b) of Section 2.3 of the Loan Agreement is amended and restated in its entirety, as follows:

“(b) Term Loan, Term Loan B and Term Loan C. Subject to Section 2.3(c), the principal amount outstanding under the Term Loan, the Term Loan B and the Term Loan C shall accrue interest at a fixed per annum rate equal to the WSJ Prime Rate plus 1.75%, such interest rate to be fixed as of the applicable Funding Date, which interest shall be payable monthly.”

1.3 Section 2.4 (Fees). Subsection (c) of Section 2.4 of the Loan Agreement is amended and restated in its entirety, as follows:

“(c) Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Facility Fee”), payable quarterly, in arrears, equal to 0.30% per annum of the average unused portion of the Revolving Line, as determined by Bank. The unused portion of the Revolving Line, for the purposes of this calculation, shall exclude outstanding Letters of Credit. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder.”

1.4 Section 6.7 (Financial Covenants). Section 6.7(a) (Liquidity) and Section 6.7(b) (Performance to Plan) of the Loan Agreement are amended and restated in their entirety, as follows:

“(a) [Reserved].”

“(b) [Reserved].”

1.5 Section 6.7 (Financial Covenants). New subsections (d), (e) and (f) are each hereby added to the Loan Agreement following subsection (c) of Section 6.7, as follows:

“(d) Adjusted Quick Ratio. To be tested as of the last day of each month, a ratio of Quick Assets to Current Liabilities minus the current portion of Deferred Revenue of at least 1.35 to 1.0.”

“(e) Maximum Consolidated Senior Leverage Ratio. A maximum Consolidated Senior Leverage Ratio as at the last day of each period of four consecutive fiscal quarters ending on any date set forth below no greater than the ratio set forth below opposite such date:

2

Maximum Consolidated Senior
Fiscal Quarter Endings	Leverage Ratio
6/3012 – 12/31/12	2.50:1.00
3/31/13 – 6/30/13	2.25:1.00
9/30/13 and thereafter	2.00:1.00”

“(f) Minimum Fixed Charge Coverage Ratio. A minimum Fixed Charge Coverage Ratio as at the last day of each period of four consecutive fiscal quarters of 1.25 to 1.0.”

1.6 Section 13.1 (Definitions). The following definitions in Section 13.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

““Liquidity” shall mean unrestricted cash and Cash Equivalents plus Committed Availability.”

““Revolving Line Maturity Date” is January 26, 2014.”

““Streamline Period” is where Borrower’s Adjusted Quick Ratio is greater than or equal to 1.45:1.00 or obligations outstanding under the Revolving Line, including all sublimits, is equal to or less than 50% of the Borrowing Base.”

““Term Loan” is a loan made by Bank pursuant to the terms of Section 2.1.5, Section 2.1.6 and Section 2.1.7 hereof.”

1.7 Section 13.1 (Definitions). The following definitions are hereby added to Section 13.1 of the Loan Agreement in their appropriate alphabetical order, as follows:

““Adjusted EBITDA” shall mean for any fiscal period Net Income for such period plus (a) to the extent deducted in the calculation of Net Income (i) Interest Expense, (ii) income tax expense, (iii) depreciation expense and amortization expense , (iv) non-cash stock compensation expenses, (v) other non-cash expenses approved by Bank, (vi) one-time acquisition related expenses, provided that such one-time acquisition related expenses shall not exceed $500,000 in calendar year 2012, plus (b) the change in Deferred Revenue (adding any increase or subtracting any decrease), less (c) the change in Deferred Commission (subtracting any increase or adding any decrease), less (d) non-cash gains.”

““Consolidated Senior Indebtedness” is at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP, but excluding Subordinated Debt.”

““Consolidated Senior Leverage Ratio” as at the last day of any period, the ratio of (a) Consolidated Senior Indebtedness on such day to (b) Adjusted EBITDA for such period.”

““Current Liabilities” are, without duplication, (a) all obligations and liabilities of Borrower to Bank that mature within one (1) year, plus, (b) outstanding Advances under the

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Revolving Line and Letters of Credit, plus (c) the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year (excluding Deferred Revenue).”

““Deferred Commission” is all commissions that are capitalized and not yet recognized as costs.”

““Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.”

““Fixed Charges” is the sum (without duplication) of (a) Interest Expense for such period to the extent payable in cash, and (b) scheduled cash payments made during the period on account of principal of Indebtedness of the Borrower (including scheduled principal payments in respect of the Term Loans and capital lease obligations).”

““Fixed Charge Coverage Ratio” is the ratio of:

(a) the sum, without duplication, of:

(i)	Adjusted EBITDA for such period, minus

(ii)	the portion of taxes actually paid in cash during those fiscal quarters in which the determination date occurs, minus

(iii)	unfunded capital expenditures (excluding the principal amount funded with the Term Loans for the applicable period), minus

(iv)	cash dividends;

to

(b) Fixed Charges for such period.”

““Interest Expense” means for any fiscal period, consolidated interest expense (whether cash or non-cash) for Borrower and its Subsidiaries determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).”

““Quick Assets” is, unrestricted cash and Cash Equivalents maintained with Bank or Bank Affiliates and accounts receivables.”

““Term C 36 Month Amortization” is defined in Section 2.1.7(b).”

““Term C 48 Month Amortization” is defined in Section 2.1.7(b).”

““Term C Draw Period” is the Third Amendment Closing Date through December 31, 2012.”

““Term C Final Payment Amount” is (i) if Borrower chooses the Term C 48 Month Amortization, the Borrower may elect a final payment equal to either (y) 1.75% of the Term Loan C Advances or (z) an upfront fee of 1.30% of the Term Loan C Amount (due on the

4

Funding Date of each Term Loan C Advance); and (ii) if Borrower chooses the Term C 36 Month Amortization, the Borrower may elect a final payment equal to either (y) 1.25% of the Term Loan C Advances or (z) an upfront fee of 1.00% of the Term Loan C Amount (due on the Funding Date of each Term Loan C Advance).”

““Term Loan C” is a loan made by Bank pursuant to the terms of Section 2.1.7 hereof.”

““Term Loan C Advances” means any Term Loan C funds advanced under this Agreement.”

““Term Loan C Amount” is an amount equal to Eight Million Five Hundred Thousand Dollars ($8,500,000).”

““Term Loan C Payment” is defined in Section 2.1.7(b).”

““Third Amendment Closing Date” is June 29, 2012.”

““Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, but excluding all other Subordinated Debt.”

1.8 Section 13.1 (Definitions). The following definition in Section 13.1 of the Loan Agreement is deleted in its entirety:

“Cash Flow from Billings”

1.9 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

2. Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce SVB to enter into this Amendment, each Borrower hereby represents and warrants to SVB as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete

5

in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to SVB; (ii) if applicable, the upfront fee described in the definition of “Term C Final Payment Amount” herein; and (iii) payment by Borrower of all Bank Expenses.

[Signatures on next page.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

GOOD TECHNOLOGY, INC.
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

VISTO CORPORATION
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

SILICON VALLEY BANK,
a California banking corporation

By:	/s/ Mike Meier
Name:	Mike Meier
Title:	Relationship Manager

-Signature Page-

Amendment No. 3 to

Loan and Security Agreement

Exhibit A

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Good Technology, Inc. and Visto Corporation

The undersigned authorized officer of each of Good Technology, Inc. and Visto Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes	No
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes	No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes	No
(FYE 2008, 2009 & 2010 due 11/30/11)
Projections	FYE within 60 days	Yes	No

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.35:1.00	:1.00	Yes	No
Maintain on a Monthly Basis:
Annual Capital Expenditures not to exceed $12,000,000	≤$12,000,000	$	Yes	No
Maximum Consolidated Senior Leverage
6/30/12 – 12/31/12	2.50:1.00	:1.00	Yes	No
3/31/13 – 6/30/13	2.25:1.00	:1.00	Yes	No
9/30/13 and thereafter	2.00:1.00	:1.00	Yes	No
Minimum Fixed Charge Coverage Ratio	1.25:1.00	:1.00	Yes	No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY, INC.	BANK USE ONLY

Received by:
By		AUTHORIZED SIGNER
Name:
Title	Date:

Verified:
AUTHORIZED SIGNER

Date:
Compliance Status: Yes No

VISTO CORPORATION

By
Name:
Title

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Capital Expenditures (Section 6.7(c))

Required: Capital expenditures shall not exceed $12,000,000 per annum.

Actual:

A.	Capital expenditures	$

Is the value of line A equal to or less than $12,000,000?

No, not in compliance Yes, in compliance

II.	Adjusted Quick Ratio (Section 6.7(d))

Required: 1.35:1.00

Actual: :1.00

Unrestricted cash and Cash Equivalents maintained with Bank or Bank Affiliates		$

A	.

B.	Accounts receivables	$

C.	Quick Assets (the sum of lines A and B)	$

D.	All obligations and liabilities of Borrower (including without limitation, outstanding Advances under the Revolving Line and Letters of Credit, but excluding Deferred Revenue)	$

E.	Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and not otherwise reflected in line E above that matures within one (1) year	$

F.	Current Liabilities (the sum of lines D and E)	$

G.	Adjusted Quick Ratio (line C divided by line F)

Is line G equal to or greater than 1.35:1:00?

No, not in compliance Yes, in compliance

III.	Maximum Consolidated Senior Leverage (Section 6.7(e))

Required: See chart below

Maximum Consolidated Senior
Fiscal Quarter Endings	Leverage Ratio
6/30/12 – 12/31/12	2.50:1.00
3/31/13 – 6/30/13	2.25:1.00
9/30/13 and thereafter	2.00:1.00

Actual:                         :1.00

A.	Aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries		$

B.	Indebtedness incurred by Borrower subordinated to all of Borrower’s indebtedness to Bank		$

C.	Consolidated Senior Indebtedness (line A minus line B)		$

D.	Net Income		$

E.	To the extent included in the determination of Net Income

	1.	Interest Expense	$

	2.	Income tax expense	$

	3.	Depreciation expense	$

	4.	Amortization expense	$

	5.	non-cash stock compensation expenses

	6.	other non-cash expenses approved by Bank	$

	7.	one-time acquisition related expense, not to exceed $500,000 in calendar year 2012	$

F.	8.	The sum of lines 1 through 7	$

G.	Change in Deferred Revenue (adding any increase or subtracting any decrease)		$

H.	Change in Deferred Commission (subtracting any increase or adding any decrease)		$

I.	Non-cash gains		$

J.	Adjusted EBITDA (line D plus line F plus/minus line G plus/minus line H minus line I)		$

J.	Consolidated Senior Leverage Ratio (line C divided by line J)

                   No, not in compliance                          Yes, in compliance

IV.	Minimum Fixed Charge Coverage Ratio (Section 6.7(f))

Required: 1.25:1.00

Actual:             :1.00

A.	Adjusted EBITDA (Line III.I.)	$

B.	Portion of taxes actually paid in cash	$

C.	Unfunded capital expenditures (excluding the principal amount funded with the Term Loans)	$

D	Cash dividends

E.	Sum of line A minus line B minus line C minus line D

F.	Interest Expense	$

G.	Scheduled cash payments made during the period on account of Indebtedness of the Borrower (including scheduled principal payments in respect of the Term Loans and capital lease obligations)	$

H.	Fixed Charges (sum of line F plus line G)	$

I.	Fixed Charge Coverage Ratio (line D divided by line G)	$

Is line H equal to or greater than 1.25:1.00?

                     No, not in compliance                          Yes, in compliance

AMENDMENT NO. 4

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 to Loan and Security Agreement (this “Amendment”) is entered into this 20th day of November, 2012, by and among GOOD TECHNOLOGY SOFTWARE, INC., (f/k/a GOOD TECHNOLOGY, INC.), a Delaware corporation (“Good Technology”), GOOD TECHNOLOGY CORPORATION (f/k/a VISTO CORPORATION), a Delaware corporation (“Holdings,” and Good Technology, each a “Borrower” and collectively, the “Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 26, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower and Bank desire that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Borrower and Bank are willing to amend the Loan Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Event of Default. Borrower acknowledges that there exists an Event of Default under the Loan Agreement due to its failure to comply with the covenant set forth in Section 6.7(f) (Minimum Fixed Charge Coverage Ratio) of the Loan Agreement for the quarter ended September 30, 2012 (the “Existing Default”).

2. Limited Waiver. Bank hereby agrees, subject to Borrower’s satisfaction of the terms of Sections 5 and 7 hereof, to waive the Existing Default. Failure to comply with Section 6.7(f) of the Loan Agreement from and after the date of this Amendment will constitute a separate Event of Default.

3. Amendments to Loan Agreement.

3.1 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(g) is amended and restated in its entirety, as follows:

“(g) Projections. Within sixty (60) days after the end of each fiscal year of Borrower, or more frequently if such material is materially updated by Borrower, Board approved annual operating budgets and projections, except Borrower shall deliver to Bank no later than December 31, 2012 either (i) the Board approved annual operating budgets and projections for fiscal year 2013 or (ii) the current annual operating budgets and projections for fiscal year 2013 along with estimated Board approval dates; provided Borrower delivers evidence of the Board’s approval promptly after such dates; and”

3.2 Section 6.3 (Accounts Receivable). Section 6.3(c) is amended and restated in its entirety, as follows:

“(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until an Event of Default has occurred and is continuing. Bank shall require that all proceeds of Accounts be deposited by Borrower into a lockbox account, or such other “blocked account” as specified by Bank (a “Blocked Account”), pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment. Funds will transfer daily from such lockbox to pay down outstanding Advances, except to the extent no Advances are outstanding. Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to an account maintained with Bank to be applied (i) prior to an Event of Default, pursuant to the terms of Section 2.5(b) hereof, and (ii) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof.”

3.3 Section 6.7 (Financial Covenants). Sections 6.7(a), 6.7(b), 6.7(d), 6.7(e) and 6.7(f) of the Loan Agreement are amended and restated in their entirety, as follows:

“(a) Minimum Liquidity Ratio. To be tested as of the last day of each month, a ratio (the “Minimum Liquidity Ratio”) of (i) the sum of (y) Borrower’s unrestricted cash maintained at SVB plus (z) the value of Borrower’s net accounts receivable, to (ii) the aggregate amount of all Obligations to Bank, of not less than 1.50:1.00.”

“(b) Minimum Unrestricted Cash. Unrestricted cash (including any cash in any Blocked Accounts) maintained at SVB of at least $7,500,000 at all times.”

“(d)” Adjusted Quick Ratio. To be tested as of the last day of each month, other than November 30, 2012, December 31, 2012 and January 31, 2013, a ratio of Quick Assets to Current Liabilities minus the current portion of Deferred Revenue of at least 1.35 to 1.0.”

“(e) Maximum Consolidated Senior Leverage Ratio. A maximum Consolidated Senior Leverage Ratio as at the last day of each period of four consecutive fiscal quarters ending on any date set forth below no greater than the ratio set forth below opposite such date, except such ratio shall not be tested for the fiscal quarter ending on December 31, 2012:

Fiscal Quarter Endings	Maximum Consolidated Senior Leverage Ratio
6/30/12 – 9/30/12	2.50:1.00
12/31/12	Not tested
3/31/13 – 6/30/13	2.25:1.00
9/30/13 and thereafter	2.00:1.00”

2

“(f) Minimum Fixed Charge Coverage Ratio. A minimum Fixed Charge Coverage Ratio as at the last day of each period of four consecutive fiscal quarters of 1.25 to 1.0, except such ratio shall not be tested for the fiscal quarter ending on December 31, 2012.”

3.4 Section 6.13 (Minimum Equity Infusion). A new Section 6.13 is hereby added to the Loan Agreement following Section 6.12, as follows:

“Section 6.13 Minimum Equity Infusion. On or before January 31, 2013, Borrower shall enter into a term sheet with investor(s) (such term sheet to be provided to SVB on a confidential basis) providing that such investor(s) will invest no less than $50,000,000 on an equity basis in Borrower, the proceeds from which shall be received by Borrower no later than February 28, 2013.”

3.5 Section 13.1 (Definitions). The following definition in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

““Revolving Line” is an Advance of Advances in an amount equal to Ten Million Dollars ($10,000,000).”

3.6 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety in the form Exhibit A attached hereto.

4. Limitation of Amendments.

4.1 The limited waiver set forth in Section 2, above, and the amendments set forth in Section 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce SVB to enter into this Amendment, Borrower hereby represents and warrants to SVB as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective as upon (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to SVB; (ii) payment by Borrower of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment; and (iii) payment by Borrower on a one-time basis of a waiver and restructure fee in the amount of $150,000.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

GOOD TECHNOLOGY SOFTWARE, INC.
a Delaware corporation

By:	/s/ King R. Lee
Name: King R. Lee
Title: President

GOOD TECHNOLOGY CORPORATION
a Delaware corporation

By:	/s/ King R. Lee
Name: King R. Lee
Title: President

SILICON VALLEY BANK,
a California banking corporation

By:	/s/ Mike Meier
Name: Mike Meier
Title: Deal Team Leader

[Signature Page to Amendment No. 4

to Loan and Security Agreement]

Exhibit A

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Good Technology Software, Inc. and Good Technology Corporation

The undersigned authorized officer of each of Good Technology Software, Inc. and Good Technology Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes No
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days (FYE 2008, 2009 & 2010 due 11/30/11)	Yes No
Board approved projections	FYE within 60 days (except for FY 2013, due 12/31/12)	Yes No

Financial Covenant	Required		Actual		Complies
Maintain at all times:
Minimum unrestricted cash		$7,500,000	$		Yes No
Maintain on a Monthly Basis:
Minimum Liquidity Ratio		1.50:1.00		:1.00	Yes No
Minimum Adjusted Quick Ratio (not tested for 11/30/12, 12/31/12 and 1/31/13)		1.35:1.00		:1.00	Yes No
Maintain on a Quarterly Basis:
Annual Capital Expenditures not to exceed $12,000,000	≤	$12,000,000	$		Yes No
Maximum Consolidated Senior Leverage
6/30/12 – 9/30/12		2.50:1.00		:1.00	Yes No
12/31/12		Not tested		N/A	N/A
3/31/13 – 6/30/13		2.25:1.00		:1.00	Yes No
9/30/13 and thereafter		2.00:1.00		:1.00	Yes No
Minimum Fixed Charge Coverage Ratio (not tested for fiscal quarter ending on 12/31/12)		1.25:1.00		:1.00	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY SOFTWARE, INC.	BANK USE ONLY

Received by:
AUTHORIZED SIGNER
By
Name:
Title	Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

GOOD TECHNOLOGY CORPORATION

By
Name:
Title

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Liquidity Ratio (Section 6.7(a))

Required: 1.50:1.00

Actual: $

A.	Borrower’s unrestricted cash maintained with Bank	$

B.	Borrower’s net account receivable	$

C.	Line A plus line B	$

D.	Obligation	$

E.	Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than 1:00?

No, not in compliance Yes, in compliance

II.	Minimum Unrestricted Cash (Section 6.7(d))

Required: $7,500,000

Actual: $

No, not in compliance Yes, in compliance

III.	Capital Expenditure (Section 6.7(c))

Required: Capital expenditures shall not exceed $12,000,000 per annum.

Actual:

A.	Capital expenditures	$

Is the value of line A equal to or less than $12,000,000?

No, not in compliance Yes, in compliance

IV. Adjusted Quick Ratio (Section 6.7(d))

Required: 1.35:1.00

Actual: :1.00

A.	Unrestricted cash and Cash Equivalents maintained with Bank or Bank Affiliates	$

B.	Accounts receivables	$

C.	Quick Assets (the sum of lines A and B)	$

D.	All obligations and liabilities of Borrower to Bank that mature within one (1) year	$

E.	Without duplication, outstanding Advances under the Revolving Line and Letters of Credit	$

F.	Without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year (excluding Deferred Revenue)	$

G.	Current Liabilities (the sum of lines D, E and F)	$

H.	Adjusted Quick Ratio (line C divided by line G)

Is line H equal to or greater than 1.35:1:00?

No, not in compliance Yes, in compliance

V. Maximum Consolidated Senior Leverage (Section 6.7(e))

Required: See chart below

Fiscal Quarter Endings	Maximum Consolidated Senior Leverage Ratio
6/30/12 – 9/30/12	2.50:1.00

12/31/12	Not tested

3/31/13 – 6/30/13	2.25:1.00

9/30/13 and thereafter	2.00:1.00”

Actual: :1.00

A.	Aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries	$

B.	Indebtedness incurred by Borrower subordinated to all of Borrower’s indebtedness to Bank	$

C.	Consolidated Senior Indebtedness (line A minus line B)	$

D.	Net Income	$

E.	To the extent included in the determination of Net Income

	1. Interest Expense	$

	2. Income tax expense	$

	3. Depreciation expense	$

	4. Amortization expense	$

5. non-cash stock compensation expenses

	6. other non-cash expenses approved by Bank	$

	7. one-time acquisition related expense, not to exceed $500,000 in calendar year 2012	$

F.	8. The sum of lines 1 through 7	$

G.	Change in Deferred Revenue (adding any increase or subtracting any decrease)	$

H.	Change in Deferred Commission (subtracting any increase or adding any decrease)	$

I.	Non-cash gains	$

J.	Adjusted EBITDA (line D plus line F plus/minus line G plus/minus line H minus line I)	$

K.	Consolidated Senior Leverage Ratio (line C divided by line J)

No, not in compliance Yes, in compliance

VI.	Minimum Fixed Charge Coverage Ratio (Section 6.7(f))

Required: 1.25:1.00

Actual: :1.00

A.	Adjusted EBITDA (Line V.J.)	$

B.	Portion of taxes actually paid in cash	$

C.	Unfunded capital expenditures (excluding the principal amount funded with the Term Loans)	$

D.	Cash dividends

E.	Sum of line A minus line B minus line C minus line D

F.	Interest Expense	$

G.	Scheduled cash payments made during the period on account of Indebtedness of the Borrower (including scheduled principal payments in respect of the Term Loans and capital lease obligations)	$

H.	Fixed Charges (sum of line F plus line G)	$

I.	Fixed Charge Coverage Ratio (line D divided by line G)	$

Is line H equal to or greater than 1.25:1.00?

No, not in compliance Yes, in compliance

AMENDMENT NO. 5

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 to Loan and Security Agreement (this “Amendment”) is entered into this 4 day of March, 2013, by and among GOOD TECHNOLOGY SOFTWARE, INC., (f/k/a GOOD TECHNOLOGY, INC.), a Delaware corporation (“Good Technology”), GOOD TECHNOLOGY CORPORATION (f/k/a VISTO CORPORATION), a Delaware corporation (“Holdings,” and Good Technology, each a “Borrower” and collectively, the “Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 26, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower and Bank desire that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Borrower and Bank are willing to amend the Loan Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 2.1.1 (Revolving Advances). Section 2.1.1(a) is hereby amended and restated in its entirety, as follows:

“(a) Availability. Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank shall make Advances not exceeding the Availability Amount; provided, however, that no Advances shall be made from the Fifth Amendment Effective Date until the consummation of the Qualified Financing. Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.”

1.2 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(g) is amended and restated in its entirety, as follows:

“(g) Projections. Within sixty (60) days after the end of each fiscal year of Borrower, or more frequently if such material is materially updated by Borrower, Board approved annual operating budgets and projections, except Borrower shall deliver to Bank the Board approved annual operating budgets and projections for fiscal year 2013 no later than April 15, 2013”

1.3 Section 6.7 (Financial Covenants). Section 6.7(d) of the Loan Agreement is amended and restated in its entirety, as follows:

“(d)” Adjusted Quick Ratio. To be tested as of the last day of each month, other than November 30, 2012, December 31, 2012, January 31, 2013 and February 28, 2013, a ratio of Quick Assets to Current Liabilities minus the current portion of Deferred Revenue of at least 1.35 to 1.0.”

1.4 Section 6.13 (Minimum Equity Infusion). Section 6.13 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

“Section 6.13 Minimum Equity Infusion. Borrower shall achieve the following (the “Qualified Financing”):

(a) On or before February 28, 2013, Borrower shall have entered into a term sheet with investor(s) (such term sheet to be provided to SVB on a confidential basis) providing that such investor(s) will invest no less than $50,000,000 on an equity or Subordinated Debt basis in Borrower and

(b) On or before March 29, 2013, Borrower shall have sold and issued new equity or Subordinated Debt to investor(s) resulting in gross receipts by Borrower of not less than $50,000,000.”

1.5 Section 13.1 (Definitions). The following definition is hereby added to Section 13.1 of the Loan Agreement as follows:

“Fifth Amendment Effective Date” shall mean January 30, 2013.

“Qualified Financing” is defined in Section 6.13.

1.6 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

2. Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements

2

set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce SVB to enter into this Amendment, Borrower hereby represents and warrants to SVB as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective on the Fifth Amendment Effective Date upon the satisfaction of all of the following conditions precedent: (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to

3

SVB; (ii) payment by Borrower of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment; and (iii) payment by Borrower on a one-time basis of a waiver and restructure fee in the amount of $75,000.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

GOOD TECHNOLOGY SOFTWARE, INC.
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

GOOD TECHNOLOGY CORPORATION
a Delaware corporation

By:	/s/ David H. Russian
Name:	David H. Russian
Title:	CFO

SILICON VALLEY BANK,
a California banking corporation

By:	/s/ Mike Meier
Name:	Mike Meier
Title:	Director

[Signature Page to Amendment No. 5

to Loan and Security Agreement]

Exhibit A

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Good Technology Software, Inc. and Good Technology Corporation

The undersigned authorized officer of each of Good Technology Software, Inc. and Good Technology Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes No
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days (FYE 2008, 2009 & 2010 due 11/30/11)	Yes No
Board approved projections	FYE within 60 days (except for FY 2013, due 12/31/12)	Yes No

Financial Covenant	Required		Actual		Complies
Maintain at all times:
Minimum unrestricted cash		$7,500,000	$		Yes No
Maintain on a Monthly Basis:
Minimum Liquidity Ratio		1.50:1.00		:1.00	Yes No
Minimum Adjusted Quick Ratio (not tested for 11/30/12, 12/31/12, 1/31/13 and 2/28/13)		1.35:1.00		:1.00	Yes No
Maintain on a Quarterly Basis:
Annual Capital Expenditures not to exceed $12,000,000	≤	$12,000,000	$		Yes No
Maximum Consolidated Senior Leverage
6/30/12 – 9/30/12		2.50:1.00		:1.00	Yes No
12/31/12		Not tested		N/A	N/A
3/31/13 – 6/30/13		2.25:1.00		:1.00	Yes No
9/30/13 and thereafter		2.00:1.00		:1.00	Yes No
Minimum Fixed Charge Coverage Ratio (not tested for fiscal quarter ending on 12/31/12)		1.25:1.00		:1.00	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY SOFTWARE, INC.	BANK USE ONLY

Received by:
By	AUTHORIZED SIGNER
Name:
Title	Date:

Verified:
AUTHORIZED SIGNER

Date:
Compliance Status: Yes
No

GOOD TECHNOLOGY CORPORATION

By
Name:
Title

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I. Minimum Liquidity Ratio (Section 6.7(a))

Required: 1.50:1.00

Actual: $

A. Borrower’s unrestricted cash maintained with Bank	$

B. Borrower’s net account receivable	$

C. Line A plus line B	$

D. Obligations	$

E. Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than :1.00?

No, not in compliance Yes, in compliance

II. Minimum Unrestricted Cash (Section 6.7(b))

Required: $7,500,000

Actual: $

No, not in compliance Yes, in compliance

III. Capital Expenditures (Section 6.7(c))

Required: Capital expenditures shall not exceed $12,000,000 per annum.

Actual:

A. Capital expenditures	$

Is the value of line A equal to or less than $12,000,000?

No, not in compliance Yes, in compliance

IV.	Adjusted Quick Ratio (Section 6.7(d))

Required: 1.35:1.00

Actual: :1.00

A.	Unrestricted cash and Cash Equivalents maintained with Bank or Bank Affiliates	$

B.	Accounts receivables	$

C.	Quick Assets (the sum of lines A and B)	$

D.	All obligations and liabilities of Borrower to Bank that mature within one (1) year	$

E.	Without duplication, outstanding Advances under the Revolving Line and Letters of Credit	$

F.	Without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year (excluding Deferred Revenue)

G.	Current Liabilities (the sum of lines D, E and F)	$

H.	Adjusted Quick Ratio (line C divided by line G)

Is line H equal to or greater than 1.35:1:00?

No, not in compliance Yes, in compliance

V.	Maximum Consolidated Senior Leverage (Section 6.7(e))

Required: See chart below

Fiscal Quarter Endings	Maximum Consolidated Senior Leverage Ratio
6/30/12 – 9/30/12	2.50:1.00
12/31/12	Not tested
3/31/13 – 6/30/13	2.25:1.00
9/30/13 and thereafter	2.00:1.00

Actual: :1.00

A.	Aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries		$

B.	Indebtedness incurred by Borrower subordinated to all of Borrower’s indebtedness to Bank		$

C.	Consolidated Senior Indebtedness (line A minus line B)		$

D.	Net Income		$

E.	To the extent included in the determination of Net Income

	1.	Interest Expense	$

	2.	Income tax expense	$

	3.	Depreciation expense	$

	4.	Amortization expense	$

	5.	non-cash stock compensation expenses

	6.	other non-cash expenses approved by Bank	$

	7.	one-time acquisition related expense, not to exceed $500,000 in calendar year 2012	$

F.	8.	The sum of lines 1 through 7	$

G.	Change in Deferred Revenue (adding any increase or subtracting any decrease)		$

H.	Change in Deferred Commission (subtracting any increase or adding any decrease)		$

I.	Non-cash gains		$

J.	Adjusted EBITDA (line D plus line F plus/minus line G plus/minus line H minus line I)		$

K.	Consolidated Senior Leverage Ratio (line C divided by line J)

No, not in compliance Yes, in compliance

VI.	Minimum Fixed Charge Coverage Ratio (Section 6.7(f))

Required: 1.25:1.00

Actual: :1.00

A.	Adjusted EBITDA (Line V.J.)		$

B.	Portion of taxes actually paid in cash		$

C.	Unfunded capital expenditures (excluding the principal amount funded with the Term Loans)		$

D	Cash dividends

E.	Sum of line A minus line B minus line C minus line D

F.	Interest Expense		$

G.	Scheduled cash payments made during the period on account of Indebtedness of the Borrower (including scheduled principal payments in respect of the Term Loans and capital lease obligations)		$

H.	Fixed Charges (sum of line F plus line G)		$

I.	Fixed Charge Coverage Ratio (line D divided by line G)	$

Is line H equal to or greater than 1.25:1.00?

No, not in compliance Yes, in compliance

AMENDMENT NO. 6

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 6 to Loan and Security Agreement (this “Amendment”) is entered into this 12th day of April, 2013, by and among GOOD TECHNOLOGY SOFTWARE, INC., (f/k/a GOOD TECHNOLOGY, INC.), a Delaware corporation (“Good Technology”), GOOD TECHNOLOGY CORPORATION (f/k/a VISTO CORPORATION), a Delaware corporation (“Holdings,” and Good Technology, each a “Borrower” and collectively, the “Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 26, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower and Bank desire that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 2.1.1 (Revolving Advances). Section 2.1(a) is amended and restated in its entirety, as follows:

“(a) Availability. Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein. Notwithstanding the above, Bank shall not be obligated to make any Advances until Borrower has achieved the Qualified Financing as described in Section 6.13.”

1.2 Section 6.7 (Financial Covenants). Sections 6.7(d), 6.7(e) and 6.7(f) of the Loan Agreement is amended and restated in its entirety, as follows:

“6.7 Financial Covenants. Maintain at all times, to be tested as of the last day of each fiscal quarter (unless otherwise indicated) on a consolidated basis with respect to Borrower and its Subsidiaries:

“(d) Adjusted Quick Ratio. To be tested as of the last day of each month, other than March 31, 2013, a ratio of Quick Assets to Current Liabilities minus the current portion of Deferred Revenue of at least 1.35 to 1.0.”

“(e) Maximum Consolidated Senior Leverage Ratio. A maximum Consolidated Senior Leverage Ratio as at the last day of each period of four consecutive fiscal quarters ending on any date set forth below no greater that the ratio set forth below opposite such date, except such ratio shall not be tested for the fiscal quarter ending on March 31, 2013:

Fiscal Quarter Ending	Maximum Consolidated Senior Leverage Ratio

6/30/13	2.25:1.00
9/30/13 and thereafter	2.00:1.00

“(f) Minimum Fixed Charge Coverage Ratio. A minimum Fixed Charge Coverage Ratio as at the last day of each period of four consecutive fiscal quarters of 1.25 to 1.0, except such ratio shall not be tested for the fiscal quarter ending on March 31, 2013.”

1.3 Section 6.13 (Minimum Equity Infusion). Section 6.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Section 6.13 Minimum Equity Infusion. Borrower shall achieve the following (the “Qualified Financing”):

(a) On or before February 28, 2013, Borrower shall have entered into a term sheet with investor(s) (such term to be provided to SVB on a confidential basis) providing that such investor(s) will invest no less than $50,000,000 on an equity or Subordinated Debt basis in Borrower and

(b) On or before April 20, 2013, Borrower shall have sold and issued new equity or Subordinated Debt to investor(s) resulting in gross receipts by Borrower of not less than $50,000,000.”

1.4 Section 13.1 (Definitions). The following definition is hereby added to Section 13.1 of the Loan Agreement as follows:

“Sixth Amendment Effective Date” shall mean March 29, 2013.

1.5 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

2. Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce SVB to enter into this Amendment, each Borrower hereby represents and warrants to SVB as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms,

except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective on the Sixth Amendment Effective Date upon the satisfaction of all of the following conditions precedent: (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to SVB; (ii) delivery to SVB of copies of the definitive documents of the Qualified Financing; and (iii) payment by Borrower of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

GOOD TECHNOLOGY SOFTWARE, INC.
a Delaware corporation

By:	/s/ David Russian
	Name:	David Russian
	Title:	CFO

GOOD TECHNOLOGY CORPORATION a Delaware corporation

By:	/s/ David Russian
	Name:	David Russian
	Title:	CFO

SILICON VALLEY BANK, a California banking corporation

By:	/s/ Doug Bontemps
	Name:	Doug Bontemps
	Title:	Managing Director

[Signature Page to Amendment No. 6

to Loan and Security Agreement]

Exhibit A

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Good Technology Software, Inc. and Good Technology Corporation

The undersigned authorized officer of each of Good Technology Software, Inc. and Good Technology Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes No

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

Board approved projections	FYE within 60 days (except for FY 2013, due 4/15/2013)	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times:

Minimum unrestricted cash Liquidity	>$7,500,00	$	Yes No

Maintain on a Monthly Basis:

Minimum Liquidity Ratio	1.50:1.00	:1.00	Yes No

Minimum Adjusted Quick Ratio (not tested for 3/31/13)	1.35:1.00	:1.00	Yes No

Maintain on a Quarterly Basis:

Annual Capital Expenditures not to exceed $12,000,000	≤$12,000,000	$	Yes No

Maximum Consolidated Senior Leverage (not tested for fiscal quarter ending on 3/31/13)

6/30/13	2.25:1.00	:1.00	Yes No

9/30/13 and thereafter	2.00:1.00	:1.00	Yes No

Minimum Fixed Charge Coverage Ratio (not tested for fiscal quarter ending 3/31/13)	1.25:1.00	:1.00	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY SOFTWARE, INC.

By

Name:
Title

BANK USE ONLY

Received by:
AUTHORIZED
SIGNER

Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes
No

GOOD TECHNOLOGY CORPORATION

By

Name:
Title

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Liquidity Ratio (Section 6.7(a))

Required:	1.50:1.00

Actual:	$

A.	Borrower’s unrestricted cash maintained with Bank	$

B.	Borrower’s net account receivable	$

C.	Line A plus line B	$

D.	Obligations	$

E.	Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than             :1.00?

No, not in compliance	Yes, in compliance

II.	Minimum Unrestricted Cash (Section 6.7(b))

Required:	$7,500,000

Actual:	$

No, not in compliance	Yes, in compliance

III.	Capital Expenditures (Section 6.7(c))

Required:	Capital expenditures shall not exceed $12,000,000 per annum.

Actual:

A.	Capital expenditures	$

Is the value of line A equal to or less than $12,000,000?

No, not in compliance	Yes, in compliance

IV.	Adjusted Quick Ration (Section 6.7(d))

Required:	1.35:1.00

Actual:	:1.00

A.	Unrestricted cash and Cash Equivalents maintained with Bank or Bank Affiliates	$

B.	Accounts receivables	$

C.	Quick Assets (the sum of lines A and B)	$

D.	All obligations and liabilities of Borrower to Bank that mature with one (1) year	$

E.	Without duplication, outstanding Advances under the Revolving Line and Letters of Credit	$

F.	Without duplication, the aggregate amount of Borrower’s Total Liabilities that mature with one (1) year (excluding Deferred Revenue)

G.	Current Liabilities (the sum of lines D, E and F)	$

H.	Adjusted Quick Ratio (line C divided by line G)

Is line H equal to or greater than 1.35:1.00?

No, not in compliance	Yes, in compliance

V.	Maximum Consolidated Senior Leverage (Section 6.7(e))

Required:	See chart below

Fiscal Quarter Endings	Maximum Consolidated Senior Leverage Ratio

6/30/13	2.25:1.00
9/30/13 and thereafter	2.00:1.00

Actual:	:1.00

A.	Aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries		$

B.	Indebtedness incurred by Borrower subordinated to all of Borrower’s indebtedness of Bank		$

C.	Consolidated Senior Indebtedness (line A minus line B)		$

D.	Net Income		$

E.	To the extent included in the determination of Net Income		$

	1.	Interest Expense	$

	2.	Income tax expense	$

	3.	Depreciation expense	$

	4.	Amortization expense	$

	5.	non-cash stock compensation expenses

	6.	other non-cash expenses approved by Bank	$

	7.	one-time acquisition related expense, not to exceed $500,000 in calendar year 2012	$

F.	8.	The sum of lines 1 though 7	$

G.	Change in Deferred Revenue (adding any increase or subtracting any decrease)		$

H.	Change in Deferred Commission (subtracting any increase or adding any decrease)		$

I.	Non-cash gains		$

J.	Adjusted EBITDA (line D plus line F plus/minus line G plus/minus line H minus line I)		$

K.	Consolidated Senior Leverage Ratio (line C divided by line J)

No, not in compliance	Yes, in compliance

VI.	Minimum Fixed Charge Coverage Ratio (Section 6.7(f))

Required:	1.25:1.00

Actual:	:1.00

A.	Adjusted EBITDA (Line V.J.)	$

B.	Portion of taxes actually paid in cash	$

C.	Unfunded capital expenditures (excluding the principal amount funded with the Term Loans)	$

D.	Cash dividends

E.	Sum of line A minus line B minus line C minus line D

F.	Interest Expense	$

G.	Scheduled cash payments made during the period on account of Indebtedness of the Borrower (including scheduled principal payments in respect of the Term Loans and capital lease obligations)	$

H.	Fixed Charges (sum of line F plus line G)	$

I.	Fixed Charge Coverage Ratio (line D divided by line G)	$

Is line H equal to or greater than 1.25:1.00?

No, not in compliance	Yes, in compliance

AMENDMENT NO. 7

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 7 to Loan and Security Agreement (this “Amendment”) is entered into this 24th day of April, 2013, by and among GOOD TECHNOLOGY SOFTWARE, INC., (f/k/a GOOD TECHNOLOGY, INC.), a Delaware corporation (“Good Technology”), GOOD TECHNOLOGY CORPORATION (f/k/a VISTO CORPORATION), a Delaware corporation (“Holdings,” and Good Technology, each a “Borrower” and collectively, the “Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 26, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower and Bank desire that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(g) is amended and restated in its entirety, as follows:

“(g) Projections. Within sixty (60) days after the end of each fiscal year of Borrower, or more frequently if such material is materially updated by Borrower, Board approved annual operating budgets and projections, except Borrower shall deliver to Bank the Board approved annual operating budgets and projections for fiscal years 2013 no later than April 30, 2013.”

1.2 Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is amended and restated in its entirety, as follows:

“6.7 Financial Covenants. Maintain at all times, to be tested as of the last day of each fiscal quarter (unless otherwise indicated) on a consolidated basis with respect to Borrower and its Subsidiaries:

“(a) Minimum Liquidity. To be tested as of the last day of each month, Liquidity not less than $17,500,000.”

“(b) Minimum Adjusted Gross Profit. An Adjusted Gross Profit, on a trailing six (6) month basis, not less than the amount set forth opposite each date below; provided, however, the Adjusted Gross Profit shall not be tested on any date that the Borrower’s Liquidity is greater than $50,000,000:

Fiscal Quarter Ending	Minimum Adjusted Gross Profit

6/30/13	$65,000,000

9/30/13	$70,000,000

12/31/13	$95,000,000

“(c) [Reserved].”

“(d) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities minus the current portion of Deferred Revenue of not less than the following amounts, to be tested as of the last day of each period set forth below:

Fiscal Quarter Ending	Minimum Liquidity Ratio

4/30/13 – 9/30/13	1.10:1.00

10/31/13 and thereafter	1.35:1.00

(e) Maximum Consolidated Senior Leverage Ratio. A Consolidated Senior Leverage Ratio as at the last day of each period of four consecutive fiscal quarters ending on any date set forth below no greater than the ratio set forth below opposite such date; provided, however, the Consolidated Leverage Ratio shall not be tested on any date that the Borrower’s Liquidity is greater than $50,000,000:

Fiscal Quarter Ending	Maximum Consolidated Senior Leverage Ratio

6/30/13 – 12/31/13	Not tested
3/31/14 and thereafter	2.00:1.00

“(f) Minimum Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio as at the last day of each period of four consecutive fiscal quarters ending on any date set forth below no less than the ratio set forth below opposite such date; provided, however, the Fixed Charge Coverage Ratio shall not be tested on any date that the Borrower’s Liquidity is greater than $50,000,000:

Fiscal Quarter Ending	Minimum Fixed Charge Coverage Ratio

6/30/13 – 6/30/14	Not tested
9/30/14 and thereafter	1.25:1.00

1.3 Section 13.1 (Definitions). The following definition in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

““Revolving Line” is an Advance or Advances in an amount equal to Fifteen Million Dollars ($15,000,000).”

““Revolving Line Maturity Date” is January 26, 2015.”

““Seventh Amendment Effective Date” shall mean April 15, 2013.”

1.4 Section 13.1 (Definitions). The following definition is hereby added to Section 13.1 of the Loan Agreement in its appropriate alphabetical order, as follows:

“‘Adjusted Gross Profit” shall mean for any fiscal period (a) gross profit as determined in accordance with GAAP plus (b) the change in Deferred Revenue (adding any increase or subtracting any decrease), less (c) the change in Deferred Commission (subtracting any increase or adding any decrease).”

1.5 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

2. Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce SVB to enter into this Amendment, each Borrower hereby represents and warrants to SVB as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective on the Seventh Amendment Effective Date upon the satisfaction of all of the following conditions precedent: (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to SVB; (ii) payment by Borrower of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment; and (iii) payment of the annual commitment fee due on January 26, 2013 in the aggregate amount of $69,589.04.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

GOOD TECHNOLOGY SOFTWARE, INC.
a Delaware corporation

By:	/s/ David Russian
	Name:	David Russian
	Title:	CFO

GOOD TECHNOLOGY CORPORATION a Delaware corporation

By:	/s/ David Russian
	Name:	David Russian
	Title:	CFO

SILICON VALLEY BANK, a California banking corporation

By:	/s/ Mike Meier
	Name:	Mike Meier
	Title:	Director

[Signature Page to Amendment No. 7

to Loan and Security Agreement]

Exhibit A

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Good Technology Software, Inc. and Good Technology Corporation

The undersigned authorized officer of each of Good Technology Software, Inc. and Good Technology Corporation (collectively, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.11 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Weekly Transaction Report (Monthly during Streamline Period)	Weekly	Yes No

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

Board approved projections	FYE within 60 days (except for FY 2013, due 4/30/2013)	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times:

Maintain on a Monthly Basis:

Minimum Liquidity	>$17,500,00	$	Yes No

Maintain on a Quarterly Basis:

Minimum Adjusted Gross Profit, on a trailing six (6) month basis (not tested if Liquidity is greater than $50,000,000)

6/30/13	>$65,000,000	$	Yes No

9/30/13	>$70,000,000	$	Yes No

12/31/13	>$95,000,000	$	Yes No

Minimum Adjusted Quick Ratio

4/30/13-9/30/13	1.10:1.00	:1.00	Yes No

9/30/13 and thereafter	1.35:1.00	:1.00	Yes No

Maximum Consolidated Senior Leverage, on a trailing twelve (12) month basis (not tested if Liquidity is greater than $50,000,000)

6/30/13-12/31/13	Not Tested	:1.00	Yes No

3/31/14 and thereafter	2.00:1.00	:1.00	Yes No

Minimum Fixed Charge Coverage Ratio, on a trailing twelve (12) month basis (not tested if Liquidity is greater than $50,000,000)	1.25:1.00	:1.00	Yes No

6/30/13-6/30/14	Not Tested	:1.00	Yes No

9/30/14 and thereafter	1.25:1.00	:1.00	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GOOD TECHNOLOGY SOFTWARE, INC.

By

Name:
Title

BANK USE ONLY

Received by:
AUTHORIZED
SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes
No

GOOD TECHNOLOGY CORPORATION

By

Name:
Title

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Liquidity (Section 6.7(a))

Required:	Liquidity not less than $17,500,000

Actual:

A.	Unrestricted cash and Cash Equivalents	$

B.	Committed Availability	$

C.	Liquidity (line A plus line B)	$

Is the value of line C equal to or less than $17,500,000?

No, not in compliance	Yes, in compliance

II.	Minimum Adjusted Gross Profit (Section 6.7(b))

Required:	See chart below

Fiscal Quarter Endings	Minimum Adjusted Gross Profit (on a trailing six (6) month basis)

6/30/13	$65,000,000
9/30/13	$70,000,000
12/31/13	$95,000,000

(not tested if Liquidity is greater than $50,000,000)

Actual:	$

A.	Gross profit	$

B.	Change in Deferred Revenue (adding any increase or subtracting any decrease)	$

C.	Change in Deferred Commission (subtracting any increase or adding any decrease)	$

D.	Adjusted Gross Profit (line A plus/minus line B plus/minus line C)	$

No, not in compliance	Yes, in compliance

III.	Adjusted Quick Ratio (Section 6.7(d))

Required:	See chart below

Fiscal Quarter Endings	Adjusted Quick Ratio

4/30/13 – 9/30/13	1.10:1.00
10/31/13 and thereafter	1.35:1.00

Actual:	:1.00

A.	Unrestricted cash and Cash Equivalents maintained with Bank or Bank Affiliates	$

B.	Accounts receivables	$

C.	Quick Assets (the sum of lines A and B)	$

D.	All obligations and liabilities of Borrower to Bank that mature within one (1) year	$

E.	Without duplication, outstanding Advances under the Revolving Line and Letters of Credit	$

F.	Without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year (excluding Deferred Revenue)

G.	Current Liabilities (the sum of lines D, E and F)	$

H.	Adjusted Quick Ratio (line C divided by line G)

No, not in compliance	Yes, in compliance

IV.	Maximum Consolidated Senior Leverage (Section 6.7(e))

Required:	See chart below

Fiscal Quarter Endings	Minimum Consolidated Senior Leverage Ratio (on a trailing twelve (12) month basis)

6/30/13 – 12/31/13	Not Tested
3/31/14 and thereafter	2.00:1.00

(not tested if Liquidity is greater than $50,000,000)

Actual:	:1.00

A.	Aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries	$

B.	Indebtedness incurred by Borrower subordinated to all of Borrower’s indebtedness to Bank	$

C.	Consolidated Senior Indebtedness (line A minus B)	$

D.	Net Income		$

E.	To the extent included in the determination of Net Income

	1.	Interest Expense	$

	2.	Income tax expense	$

	3.	Depreciation expense	$

	4.	Amortization expense	$

	5.	non-cash stock compensation expenses

	6.	other non-cash expenses approved by Bank	$

	7.	one-time acquisition related expense, not to exceed $500,000 in calendar year 2012	$

F.	8.	The sum of lines 1 though 7	$

G.	Change in Deferred Revenue (adding any increase or subtracting any decrease)		$

H.	Change in Deferred Commission (subtracting any increase or adding any decrease)		$

I.	Non-cash gains		$

J.	Adjusted EBITDA (line D plus line F plus/minus line G plus/minus line H minus line I)		$

K.	Consolidated Senior Leverage Ratio (line C divided by line J)

No, not in compliance	Yes, in compliance

V.	Minimum Fixed Charge Coverage Ratio (Section 6.7(f))

Required:	See chart below

Fiscal Quarter Endings	Minimum Fixed Charge Coverage Ratio (on a trailing twelve (12) month basis)

6/30/13 – 6/30/14	Not Tested
9/30/14 and thereafter	1.25:1.00

(not tested if Liquidity is greater than $50,000,000)

Actual:	:1.00

A.	Adjusted EBITDA (Line V.J.)	$

B.	Portion of taxes actually paid in cash	$

C.	Unfunded capital expenditures (excluding the principal amount funded with the Term Loans)	$

D.	Cash dividends

E.	Sum of line A minus line B minus line C minus line D

F.	Interest Expense	$

G.	Scheduled cash payments made during the period on account of Indebtedness of the Borrower (including scheduled principal payments in respect of the Term Loans and capital lease obligations)	$

H.	Fixed Charges (sum of line F plus line G)	$

I.	Fixed Charge Coverage Ratio (line D divided by line G)	$

No, not in compliance	Yes, in compliance